Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
December 31, 1996



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.8434%



        Excess Protection Level
          3 Month Average  5.36%
          December, 1996  5.49%
          November, 1996  5.41%
          October, 1996  5.20%


        Cash Yield                                  17.30%


        Investor Charge Offs                        3.97%


        Base Rate                                   7.84%


        Over 35 Day Delinquency                     4.52%


        Seller's Interest                           17.12%


        Total Payment Rate                          11.85%


        Total Principal Balance                     $23,372,253,332.68


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,000,325,814.19